UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 5, 2010

TetriDyn Solutions, Inc.
(Exact name of registrant as specified in its charter)

Nevada	033-19411-C	65-0008012
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1651 Alvin Ricken Drive
Pocatello, ID		83201
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		(208) 232-4200

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02—NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

The following previously issued financial statements should no longer be relied upon:

•	Consolidated Balance Sheet for the year ended December 31, 2008, filed with the Annual Report on the Form 10-K for the year ended December 31, 2009, on March 31, 2010;

•	Statement of Cash Flow for the years ended December 31, 2009 and December 31, 2008 filed with the Annual Report on Form 10-K, on March 31, 2010; and

•	Consolidated Statement of Operations filed with the quarterly report on Form 10-Q for the period ended June 30, 2010, on May 13, 2010.

On October 5, 2010 the Company determined that it had not properly presented the disposal of its Variable Interest Entity (“VIE”) on the Consolidated Statements of Cash Flows filed with the Form 10-K for the years ended December 31, 2009, and December 31, 2008, under ASC 230-10-45-4, which requires the Company to classify the cash held by the VIE upon deconsolidation as cash used in investment activities.  The misclassification did not have any effect on the Consolidated Statement of Operations or on the net income (loss) per share for the years ended December 31, 2009 and December 31, 2008.

On August 5, 2010, the Company concluded that the Form 10-K for the year ended December 31, 2009, had not presented the non-controlling interest on the Consolidated Balance Sheet for the year ended December 31, 2008, consistently with ASC 810-10-65-1.b, which requires that the amount be presented retrospectively as a component of stockholders’ equity for all previously issued reports reissued after December 15, 2009.

On September 3, 2010, the Company determined that a conversion error had been made on the Consolidated Statement of Operations for the three months ended June 30, 2010, at the time of filing its quarterly report on Form 10-Q for the period ended June 30, 2010.  The conversion error did not affect the other values, which were correct as if the missing revenue value had been included.

Accordingly, on October 22, 2010, the Company filed an amended Form 10-K for the year ended December 31, 2009, and an Amended Form 10-Q for the period ended June 30, 2010.  The financial statements included in these amended filings rectified the matters identified above and may be relied upon.

The Company’s deputy chief executive officer and vice-president discussed the above matters disclosed in the following with its independent accountant, Webb & Company, P.A., which provided an amended letter that was included with the Company’s amended Form 10-K for the year ended December 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRIDYN SOLUTIONS, INC.

Dated: November 18, 2010	By:	/s/ David W. Hempstead
David W. Hempstead, President